UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 29, 2007
PARLUX FRAGRANCES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	0-15491 (Commission File No.)	22-2562955 (IRS Employer Identification No.)
3725 SW 30th Avenue
Ft. Lauderdale, FL 33312
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (954) 316-9008
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events
ITEM 9.01. Financial Statements and Exhibits.
SIGNATURES
EX-99.1: PRESS RELEASE

ITEM 8.01 Other Events
On January 29, 2007, Parlux Fragrances, Inc. (NASDAQ: PARL) (“Parlux”) announced that it has commenced mailing of its definitive consent revocation materials in connection with the Glenn H. Nussdorf (“Nussdorf”) consent solicitation to replace Parlux’s Board of Directors with Nussdorf’s handpicked nominees. Parlux urges all stockholders to discard any white consent cards they receive from Nussdorf and SIGN, DATE and RETURN the BLUE consent revocation card being mailed on the above date.
Parlux also mailed a letter to its stockholders, which accompanies its definitive consent revocation materials. The press release announcing the mailing of the definitive consent revocation materials and detailing the contents of the letter to stockholders is filed as Exhibit 99.1 to this Current Report and incorporated herein by reference.
ITEM 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated January 29, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARLUX FRAGRANCES, INC.
By:	/s/ Frank A. Buttacavoli
	Name:	Frank A. Buttacavoli
	Title:	Executive Vice President, Chief Operating Officer and Chief Financial Officer

Date: January 29, 2007